EXHIBIT 1
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            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of July 9, 2004

                                    THE 1818 FUND II, L.P.


                                    By: Brown Brothers Harriman & Co.,
                                        its General Partner


                                    By: /s/ Lawrence C. Tucker
                                        --------------------------------
                                        Name:  Lawrence C. Tucker
                                        Title: Partner



                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/ Lawrence C. Tucker
                                        --------------------------------
                                        Name:  Lawrence C. Tucker
                                        Title: Partner


                                    /s/ Lawrence C. Tucker
                                    ------------------------------------
                                    Lawrence C. Tucker


                                    /s/ T. Michael Long
                                    ------------------------------------
                                    T. Michael Long